UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Intra-Cellular Therapies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

DATED APRIL 9, 2020

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2020

This supplement (“Supplement”) provides updated information with respect to the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Intra-Cellular Therapies, Inc. (the “Company”) to be held on May 27, 2020.

On April 14, 2020, the Company commenced distributing to its stockholders a Notice of 2020 Annual Meeting of Stockholders and Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. This Supplement, which describes a change in the location of the Annual Meeting from an in-person to a virtual-only meeting, should be read in conjunction with the Notice and Proxy Statement.

Change in Annual Meeting Location; Virtual-Only Meeting to be Held

On May 13, 2020, the Company issued a press release announcing that, due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants, the Annual Meeting on May 27, 2020 at 10:00 a.m. Eastern Time, will be held in a virtual format only. Stockholders will not be able to attend the Annual Meeting in person. The items of business are the same as set forth in the Notice and Proxy Statement.

Access to Virtual-only Meeting and Log-in Instructions

As described in the Notice and Proxy Statement, stockholders at the close of business on the record date, April 6, 2020, are entitled to attend the Annual Meeting by going to www.meetingcenter.io/238568156. To be admitted to the Annual Meeting at www.meetingcenter.io/238568156, stockholders must enter the 15-digit control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:30 a.m. Eastern Time. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

Participating, Voting Electronically and Submitting Questions at the Annual Meeting

Stockholders of Record

Stockholders of record will be able to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. The two items of information needed to access the live webcast of the meeting are the following:

Computershare Control Number: the 15-digit control number found on your proxy card, voting instruction form, notice of internet availability of proxy materials, or email you previously received

Meeting password: ITCI2020

Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 9:00 a.m. Eastern Time, on Tuesday, May 26, 2020. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Stockholders may also submit questions in advance of the Annual Meeting by emailing your question, along with proof of ownership, to ir@itci-inc.com. The Company will, subject to time constraints, answer all questions that are pertinent to the business of the Annual Meeting.

Voting Matters

Whether or not stockholders plan to participate in the virtual-only Annual Meeting, the Company urges stockholders to vote and submit their proxies in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card and voting instruction form included with the Notice and Proxy Statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting. If you have already submitted your proxy, you do not need to take any action unless you wish to change your vote. Information regarding how to submit your proxy, or revoke your proxy or voting instructions, is available on pages 6 and 7 of the Notice and Proxy Statement.

At the Annual Meeting, if you have not submitted your proxy prior to the meeting, or if you wish to change your voting instructions, you will be able to vote your shares electronically at the Annual Meeting by clicking “Vote Here” on the meeting website.

List of Stockholders

A list of stockholders of record will be available during the virtual Annual Meeting for inspection by stockholders at www.meetingcenter.io/238568156.

Technical Difficulties

A support line will be available on the meeting website shortly prior to, and during, the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

May 13, 2020

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Michael I. Halstead
Michael I. Halstead
Executive Vice President, General Counsel and Secretary

In addition, on May 13, 2020, the Company issued the following press release related to the change in the location of the Annual Meeting from an in-person to a virtual-only meeting.

Intra-Cellular Therapies to Host Virtual Annual Meeting of Stockholders

NEW YORK, May 13, 2020 (GLOBE NEWSWIRE) — Intra-Cellular Therapies, Inc. (Nasdaq:ITCI), a biopharmaceutical company focused on the development and commercialization of therapeutics for central nervous system (CNS) disorders, today announced that it will hold its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) virtually due to the public health impact of the coronavirus (COVID-19) pandemic and to prioritize the health and well-being of meeting participants.

The Annual Meeting will be held in a virtual-only format on May 27, 2020, at 10:00 a.m., Eastern Time. Stockholders will not be able to attend the Annual Meeting in person, however, stockholders of record and registered beneficial owners as of the close of business on April 6, 2020, will be able to vote and ask questions during the meeting through the online platform.

Attending the Virtual Annual Meeting

Stockholders can attend the meeting by accessing www.meetingcenter.io/238568156 and entering the 15-digit control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. Stockholders may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

A support line will be available on the meeting website shortly prior to, and during, the Annual Meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

Participating, Voting Electronically and Submitting Questions at the Virtual Annual Meeting

Stockholders of Record

Stockholders of record will be able to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. The two items of information needed to access the live webcast of the meeting are the following:

Computershare Control Number: the 15-digit control number found on your proxy card, voting instruction form, notice of internet availability of proxy materials, or email you previously received

Meeting password: ITCI2020

Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 10:00 a.m. Eastern Time, on Tuesday, May 26, 2020. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Stockholders may also submit questions in advance of the Annual Meeting by emailing your question, along with proof of ownership, to ir@itci-inc.com. The Company will, subject to time constraints, answer all questions that are pertinent to the business of the Annual Meeting.

About Intra-Cellular Therapies

Intra-Cellular Therapies is a biopharmaceutical company founded on Nobel prize-winning research that allows it to understand how therapies affect the inner-workings of cells in the body. The Company leverages this intracellular approach to develop innovative treatments for people living with complex psychiatric and neurologic diseases. For more information, please visit www.intracellulartherapies.com.

Contact

Intra-Cellular Therapies, Inc.

Juan Sanchez, M.D.

Vice President, Corporate Communications and Investor Relations

646-440-9333

Burns McClellan, Inc.

Lisa Burns

jgrimaldi@burnsmc.com

212-213-0006

MEDIA INQUIRIES:

Ana Fullmer

Corporate Media Relations W2Owcg

afullmer@wcgworld.com

202-507-0130